UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 15, 2019

NOODLES & COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-35987	84-1303469
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

520 Zang Street, Suite D, Broomfield, CO	80021
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (720) 214-1900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	NDLS	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

We held our annual meeting of stockholders (the “Annual Meeting”) on May 15, 2019. As of March 18, 2019, the record date for the Annual Meeting (the “Record Date”), we had 43,933,039 shares of Class A common stock outstanding and entitled to vote. There are currently no shares of Class B common stock outstanding. Holders of our Class A and Class B common stock are entitled to one vote for each share held as of the Record Date, with the exception that Class B common stock does not vote on the election or removal of directors.

At the Annual Meeting, shareholders voted in favor of the (1) re-election of two Class III directors, Dave Boennighausen and Paul Murphy, to our Board of Directors, (2) approval, on an advisory (non-binding) basis, of the compensation of our named executive officers as disclosed in our proxy statement, (3) approval, on an advisory (non-binding) basis, of the frequency of one year on the future advisory vote to approve the compensation of our named executive officers, and (4) ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm. The final voting results were as follows:

(1) The following two individuals were re-elected as Class III directors, each to serve for three years and until his successor has been elected and qualified, or until his earlier death, resignation or removal.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Dave Boennighausen	31,666,648	1,576,275	5,246,267
Paul Murphy	30,603,467	2,639,456	5,246,267

(2) The compensation of our named executive officers, as disclosed in our proxy statement, was approved, on an advisory (non-binding) basis.

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,524,227	5,648,399	70,297	5,246,267

(3) The frequency of future advisory votes to approve the compensation of our named executive officers was approved for ONE YEAR.

1 YEAR	2 YEARS	3 YEARS	Abstentions	Broker Non-Votes
32,812,758	11,225	337,697	81,243	5,246,267

(4) The appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2019 was ratified.

Votes For	Votes Against	Abstentions	Broker Non-Votes
37,743,071	363,629	382,490	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Noodles & Company

DATE: May 16, 2019	By:	/s/ KEN KUICK
	Name:	Ken Kuick
	Title:	Chief Financial Officer